SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 26, 2003


                           U.S. TELESIS HOLDINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-50299                 62-0201385
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(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)               File No.)            Identification No.)


P.O. Box 415, Boston, MA                                                   02117
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(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number, including area code (617) 536-2070


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On November 26, 2003, BP Audit Group, PLLC ("BPA") terminated the client-auditor relationship between itself and U.S. Telesis Holdings, Inc. (the "Company") by delivering to the Company a letter of resignation as the Company's independent auditors. BPA's report on the financial statements of the Company, dated February 24, 2003, as of December 31, 2002 and for each of the two years in the period then ended did not contain any adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During their engagement and through November 26, 2003, except as noted below, there were no disagreements with BPA regarding any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BPA, would have caused BPA to make reference to the subject matter of the disagreements in connection with its report. BPA disagreed with the Company's accounting for equity transactions and related matters during the quarter ended September 30, 2003.

         The Company requested that BPA furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter dated December 3, 2003 has been filed as Exhibit 16 to this Form 8-K.




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (a) None

         (b) None

         (c) Exhibits

             16 Letter dated December 3, 2003 from BP Audit Group, PLLC to the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2003

                                          U.S. TELESIS HOLDINGS, INC.


                                          By: /s/ Nicholas Rigopulos
                                              --------------------------
                                          Name:  Nicholas Rigopulos
                                          Title: Chief Executive Officer



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                                  EXHIBIT INDEX

         Exhibit No.      Description
         -----------      -----------

         16               Letter dated December 3, 2003 from BP Audit
                          Group, PLLC to the Securities and Exchange Commission.